                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       OCTOBER 31, 2003
                                                   -----------------------------

                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                        1-16699                75-2590292
----------------------------    ------------------------      --------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:      (323) 582-9977
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On October 31, 2003, Overhill Farms, Inc. ("OFI") completed a restructuring of its Senior Term Loans and Senior Subordinated debt. OFI filed a press release regarding these matters on November 5, 2003. The press release is attached to this report as Exhibit 99.1 and incorporated into this report by reference. Copies of the operative agreements relating to the restructuring are attached as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

       Exh. No.             Description
       --------             -----------

         10.1 Amendment to Employment Agreement dated October 30, 2003 between OFI and James Rudis (#)

         10.2 Letter agreement dated October 30, 2003 confirming amendment to terms of April 3, 2003 employment agreement between OFI and John Steinbrun (#)

         10.3 Third Amendment to Second Amended and Restated Securities Purchase Agreement dated October 31, 2003 among OFI, the entities from time to time parties thereto as Guarantors, and Levine Leichtman Capital Partners II, L.P. ("LLCP")

         10.4 Second Amended and Restated Secured Senior Subordinated Note due 2006 in the principal amount of $28,858,000 made by OFI in favor of LLCP on October 31, 2003

         10.5 Third Amendment to Amended and Restated Security Agreement dated October 31, 2003 among OFI, any future subsidiaries of OFI from time to time parties thereto, and LLCP

         10.6 Second Amendment to Amended and Restated Investor Rights Agreement dated October 31, 2003 among OFI, James Rudis and LLCP

         10.7 Termination Agreement Re: Equity Repurchase Option Agreement dated October 31, 2003 between OFI and LLCP

         10.8 Third Amendment to Second Amended and Restated Loan and Security Agreement dated October 31, 2003 between OFI and Pleasant Street Investors, LLC ("PSI")

         10.9 Second Amended and Restated Secured Senior Term A Note in the principal amount of $17,800,000 made by OFI in favor of PSI on October 31, 2003

         10.10 First Amendment to and Consent Under Second Amended and Restated Intercreditor and Subordination Agreement dated October 31, 2003 between LLCP and PSI

         99.1     Press release dated November 5, 2003 regarding restructuring

-----------------

(#)  Management contract or compensatory plan, contract or arrangement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2003

                                             OVERHILL FARMS, INC.

                                             By:  /s/ JOHN L. STEINBRUN
                                                  ------------------------------
                                                  John L. Steinbrun,
                                                  Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

       Exh. No.        Description
       --------        -----------

         10.1 Amendment to Employment Agreement dated October 30, 2003 between OFI and James Rudis (#)

         10.2 Letter agreement dated October 30, 2003 confirming amendment to terms of April 3, 2003 employment agreement between OFI and John Steinbrun (#)

         10.3 Third Amendment to Second Amended and Restated Securities Purchase Agreement dated October 31, 2003 among OFI, the entities from time to time parties thereto as Guarantors, and Levine Leichtman Capital Partners II, L.P. ("LLCP")

         10.4 Second Amended and Restated Secured Senior Subordinated Note due 2006 in the principal amount of $28,858,000 made by OFI in favor of LLCP on October 31, 2003

         10.5 Third Amendment to Amended and Restated Security Agreement dated October 31, 2003 among OFI, any future subsidiaries of OFI from time to time parties thereto, and LLCP

         10.6 Second Amendment to Amended and Restated Investor Rights Agreement dated October 31, 2003 among OFI, James Rudis and LLCP

         10.7 Termination Agreement Re: Equity Repurchase Option Agreement dated October 31, 2003 between OFI and LLCP

         10.8 Third Amendment to Second Amended and Restated Loan and Security Agreement dated October 31, 2003 between OFI and Pleasant Street Investors, LLC ("PSI")

         10.9 Second Amended and Restated Secured Senior Term A Note in the principal amount of $17,800,000 made by OFI in favor of PSI on October 31, 2003

         10.10 First Amendment to and Consent Under Second Amended and Restated Intercreditor and Subordination Agreement dated October 31, 2003 between LLCP and PSI

         99.1     Press release dated November 5, 2003 regarding restructuring